Provisions (Tables)	12 Months Ended
Dec. 31, 2017
Provisions [abstract]
Provisions
			Undrawn contractually committed facilities and guarantees	Customer redress		Legal, competition and regulatory matters
	Onerous contracts	Redundancy and restructuring		PaymentProtectionInsurance	Other customer redress		Sundryprovisions	Total
	£m	£m	£m	£m	£m	£m	£m	£m
As at 1 January 2017	385	206	67	1,979	712	455	330	4,134
Additions	81	163	73	709	369	398	182	1,975
Amounts utilised	(210)	(124)	(1)	(1,094)	(345)	(341)	(99)	(2,214)
Unused amounts reversed	(33)	(85)	(60)	-	(83)	(55)	(30)	(346)
Exchange and other movements	2	(1)	-	12	(14)	(22)	17	(6)
As at 31 December 2017	225	159	79	1,606	639	435	400	3,543

Actual data, key forecast assumptions, and a sensitivity analysis
Assumption	Cumulative actual to 31.12.17	Future expected	Sensitivity analysis increase/decrease in provision
Customer initiated claims received and processed (thousands)[a]	2,130	570	50k=£104m
Average uphold rate per claim (%)[b]	87	87	1%=£11m
Average redress per valid claim (£)[c]	2,036	1,989	£100=£50m

Notes

a Total claims received directly by Barclays to date, including those received via claims management companies but excluding those for which no PPI policy exists and excluding responses to proactive mailing. The sensitivity analysis has been calculated to show the impact a 50,000 increase or decrease in the number of customer initiated claims would have on the provision level.

b Average uphold rate per customer initiated claims received directly by Barclays and proactive mailings, excluding those for which no PPI policy exists. The sensitivity analysis has been calculated to show the impact in a 1% change in the average uphold rate per claim would have on the provision level.

c Average redress stated on a per policy basis for future customer initiated complaints received directly by Barclays. The sensitivity analysis has been calculated to show the impact a £100 increase or decrease in the average redress per claim would have on the provision level.